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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):    January 24, 2007
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                            THE X-CHANGE CORPORATION
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               (Exact Name of Registrant as Specified in Charter)


            NEVADA                   002-41703                90-0156146
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(State of Other Jurisdiction        (Commission             (IRS Employer
      of Incorporation)             File Number)          Identification No)


                      710 CENTURY PARKWAY, ALLEN, TX 75013
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               (Address of Principal Executive Offices) (Zip Code)


Registrant's telephone number, including area code:    (972) 747-0051
                                                   -----------------------------


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
           APPOINTMENT OF PRINCIPAL OFFICERS.

     Michael L. Sheriff returned to his role as Chief Executive Officer ("CEO") of the X-Change Corporation (the "Company"), effective January 24, 2007, following his return from treatment of a medical condition. Mr. Sheriff replaces interim CEO, Charles Stidham, who has announced his resignation as CEO of the Company.


ITEM 7.01. REGULATION FD DISCLOSURE.

     A copy of the press release announcing the reappointment of Mr. Sheriff as CEO of the Company is attached as Exhibit 99.1 and is hereby incorporated by reference to this Item 7.01.

     The information in the press release is being furnished pursuant to Item
7.01 of Form 8-K. In accordance with General Instruction B.2 of Form 8-K, the information in the press release shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1934, as amended.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  EXHIBIT

          Exhibit No.         Description
          -----------         -----------

          99.1 Press Release, dated January 24, 2007, announcing the return of Michael L. Sheriff as CEO of the Company and resignation of Charles Stidham as interim CEO of the Company.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          THE X-CHANGE CORPORATION


Date:  January 29, 2007                   By:    /s/ Scott R. Thompson
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                                          Name:  Scott R. Thompson
                                          Title: Chief Financial Officer